SCHEDULE 14 A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
          of the Securities Exchange Act of 1934 (Amendment No.     )

Filed  by  the  Registrant          [  X    ]
Filed  by  a  Party  other  than  the    Registrant          [        ]

    Check  the  appropriate  box:
    [  X    ]  Preliminary  Proxy  Statement
    [       ]  Definitive  Proxy  Statement
    [       ]  Definitive  Additional  Materials
    [       ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or 240.14a-12
    [       ]  Confidential, for Use of the Commission Only (as permitted by
               Rule  14a-6(e)(2))

                          ELDORADO ARTESIAN SPRINGS, INC.
                ----------------------------------------------
                 (Name of Registrant As Specified In Charter)

Payment  of  Filing  Fee  (Check  the  Appropriate  Box):
     [  X  ]  No  fee  required
     [     ]  $125  Per  Exchange  Act  Rules  0-11(c)(1)(ii), 14a-6(i)(1),
              14a-6(i)(2)  or  Item  22  (a)(2)  of  Schedule  14A.
     [     ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and  0-11.
          1)  Title  of each class of securities to which transaction applies:

          2)  Aggregate  number  of  securities  to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)  Proposed  maximum  aggregate  value  of  transaction:

          5)  Total  fee  paid:

     [    ]  Fee  paid  previously  by  written  preliminary  materials.
     [    ]  Check  box  if any part of the fee is offset as provided by
             Exchange  Act Rule 0-11(a)(2) and identify the filing for which
             the offsetting fee  was  paid  previously.    Identify  the
             previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)    Amount  Previously  Paid:

          2)    Form,  Schedule  or  Registration  Statement  No.:

          3)    Filing  Party:

          4)    Date  Filed:

                        ELDORADO ARTESIAN SPRINGS, INC.
                        -------------------------------

                              255 Artesian Drive
                                 P.O. Box 445
                          Eldorado Springs, CO 80025

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held March __, 1998

To  Our  Shareholders:

A Special Meeting of Shareholders of Eldorado Artesian Springs, Inc., a Colorado corporation, will be held at 10:00 a.m. Mountain Time, on ______, March __, 1998 at the offices of Chrisman, Bynum & Johnson, P.C., Boulder, CO 80302 and at any and all adjournments thereof, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

1. To vote upon a Proposal to amend the Company's Articles of Incorporation to reflect a one (1) for twelve (12) reverse stock split.

2. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on February 9, 1998, as fixed by action of the Board of Directors, will be entitled to notice of, and to vote at, the meeting or at any and all adjournments thereof.

All  shareholders  are  cordially  invited  to  attend  the  Special  Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED. This will not prevent you from voting in person, should you so desire, but will help assure a quorum and avoid added solicitation costs. Your Proxy may be revoked at any time before it is voted.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                              _________________________________________
                              Kevin  M.  Sipple,  Secretary
Eldorado  Springs,  Colorado
February  25,  1998

                        ELDORADO ARTESIAN SPRINGS, INC.
                        -------------------------------

                              255 Artesian Drive
                                 P.O. Box 445
                          Eldorado Springs, CO 80025

                          PRELIMINARY PROXY STATEMENT
                          ---------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH __, 1998


SOLICITATION  OF  PROXIES
-------------------------

This Proxy Statement, together with the accompanying Proxy, is furnished in connection with the Board of Directors' solicita-tion of Proxies for use at a Special Meeting of Shareholders of Eldorado Artesian Springs, Inc. (the "Company"), to be held at 10:00 a.m., Mountain Time, on March __, 1998, at the offices of Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, CO 80302, and at any and all adjournments thereof. It is antici-pated that this Proxy State-ment and the accompanying Proxy will be mailed to the Company's shareholders on or about February __, 1998. Any shareholder who executes and returns a Proxy may revoke it by delivering a written revocation to the offices of the Company at any time before such Proxy is voted at the meeting; by submitting a later dated Proxy; or by casting a ballot at the meeting.

The cost of solicitation of Proxies, including the cost of preparing, assembling and mailing this proxy material to share-holders will be borne by the Company. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred by them in sending proxy material to the beneficial owners of stock. Brokerage houses, custodians, nominees and fiduciaries are requested to vote directly Proxies held for their beneficial owners. The Company will send the Proxy Statement directly to the beneficial owners of the Company's shares if provided a complete list of these owners, including name, address (including zip code), and number of shares held as of the record date, February 9, 1998. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit Proxies by telegraph, telephone or personal inter-view. No additional remuneration will be paid for such solicita-tion.

SHARES  OUTSTANDING  AND  VOTING  RIGHTS
----------------------------------------

The Company has fixed the close of business on February 9, 1998, as the record date for determining the holders of its $0.001 par value Common Stock who will be entitled to notice of and to vote at the meeting. On December 31, 1997, the Company had issued and outstanding 32,344,948 shares of the Company's $0.001 par value Common Stock. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. The presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at the meeting shall constitute a quorum. Section 7-106-105 of the Colorado Business Corporation Act requires the affirmative votes of the holders of a majority of the Company's Common Stock represented in person or by proxy and entitled to vote at the Special Meeting to pass the Proposal set forth below. All shares represented by valid Proxies will be voted in accordance therewith at the meeting. The aggregate number of votes cast by all shareholders present in person or by proxy will be used to determine whether a proposal will carry. Thus, an abstention from voting has no effect on the item on which the shareholder abstained from voting. However, an abstention will, pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be counted as a "No" vote on the Reverse Stock Split Proposal. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will be considered "No" votes for purposes of the Reverse Stock Split Proposal.

PRINCIPAL  SHAREHOLDERS  AND  SECURITY  OWNERSHIP  OF  MANAGEMENT
-----------------------------------------------------------------

The following table sets forth, as of December 31, 1997, the number and percentage of the Company's shares of $0.001 par value Common Stock owned of record and beneficially by each person owning more than five percent (5%) of such Common Stock and by all individual Officers and Directors and by all Officers and Directors as a group.


                                                 Number of     Percentage of
   Name  and  Address     Type of Ownership     Shares Owned   Shares Owned
---------------------- ----------------------   ------------   ------------
Kevin  M.  Sipple       Record  and  Beneficial  8,588,641(1)     26.6%
P.O.  Box  244          Beneficial
Eldorado  Springs,  CO
80025

Douglas  A.  Larson     Record  and              8,588,642(1)     26.6%
P.O.  Box  234          Beneficial
Eldorado  Springs,  CO
80025

Jeremy  S.  Martin      Record  and              8,677,306(1)      26.8%
2707  -  4th  Street    Beneficial
Boulder,  CO  80302

All  officers  and      Record  and             25,854,589(2)      80.0%
directors  as  a  group Beneficial
(3  persons)

____________________
(1) Does not include 575,404 shares held in escrow which are the subject of a Stock Purchase Agreement with a principal shareholder.
(2) Does not include 1,726,213 shares held in escrow which are the subject of a Stock Purchase Agreement with a principal shareholder.

PROPOSAL  FOR  REVERSE  STOCK  SPLIT

Background
----------

The Company's Board of Directors has unanimously authorized, approved and adopted the Reverse Stock Split pursuant to which each twelve (12) currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one (1) share of Common Stock (the "New Shares") If approved by the stockholders, the Reverse Stock Split will become effective upon filing of Articles of Amendment to the Company's Articles of Incorporation with the
Secretary  of  State  of  Colorado.    (the  "Effective  Date").

1.          Reasons  for  the  Reverse  Stock  Split
            ----------------------------------------

The primary reasons for the Reverse Stock Split are (i) to simplify the Company's capital structure, (ii) to position the Company for a potential increase in its per share stock price, and (iii) to position the Company for a secondary public offering.

The Company's management believes that the Company's current capital structure is too cumbersome and that it should be simplified to facilitate any future financings. On a fully diluted basis there are 32,344,948 shares of Common Stock outstanding. After the Reverse Stock Split, this number would be reduced to approximately 2,695,412.

Under current NASD rules, the Company would need to have $4,000,000 in net tangible assets or $750,000 in net income for two of the last three years and a minimum bid price of $4.00 to enter the NASDAQ Small Cap market. While there can be no assurance that any of these conditions can be met in the future, the Reverse Stock Split would help to position the Company to obtain the required $4.00 share bid price.

The Reverse Stock Split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 1 for 12. Accordingly, as a result of the Reverse Stock Split, the Company will have approximately 47,304,500 authorized but unissued shares of Common Stock which shares may be issued in connection with the exercise of stock options or warrants that might be granted or issued in the future, or subsequent financings. There can be no assurance that the Company will be successful in obtaining any such financings.

The Reverse Stock Split will not alter the percentage interests in the Company of any stockholder, except to the extent that the Reverse Stock Split results in a stockholder of the Company owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Stock Split, cash in lieu of a fractional share. Following the Reverse Stock Split, holders of odd lot numbers of shares (not divisible by 100) may encounter higher brokerage expenses in connection with the future sale of such shares.

Effect  of  the  Reverse  Stock  Split
--------------------------------------

The principal effects of the Reverse Stock Split will be the following: (i) the number of shares of Common Stock issued and outstanding will be reduced from 32,344,948 to approximately 2,695,412; and (ii) the Company's stated capital will be reduced by approximately $29,650 and its additional paid-in capital or surplus will be increased by the same amount. This change would be effective from and after the Effective Date. The amount by which additional paid-in capital is increased would become available for distribution to stockholders as a dividend, an event not anticipated.

Outstanding  Options  and  Warrants
-----------------------------------

There  are  no  outstanding  options  and  warrants.

Federal  Income  Tax  Consequences
----------------------------------

The Company believes that the Federal income tax consequences of the Reverse Stock Split to holders of Old Shares and holders of New Shares will be as follows:

     (i) No income gain or loss will be recognized by a stockholder on the surrender of the Old Shares or receipt of the certificate representing New Shares.

    (ii) The tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefor.

    (iii) The holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

     (iv) The conversion of the Old Shares into the New Shares will produce no taxable income or gain or loss to the Company.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he/she resides. Stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the Reverse Stock Split.

The  Board  of Directors recommends the adoption of the following Resolutions:

RESOLVED: That the Articles of Incorporation of the Company be amended to add the following Article:

                                  ARTICLE XIV
Stock  Split

Each twelve (12) shares of the Corporation's Common Stock issued at the time these Articles of Amendment to Articles of Incorporation are filed and accepted by the Colorado Secretary of State shall be and hereby are automatically changed and reclassified without further action into one (1) share of the Corporation's Common Stock, provided that no fractional shares shall be issued to any shareholder pursuant to such change and reclassification. The Corporation shall issue to each shareholder who would otherwise be entitled to a fractional share as a result of such change and reclassification cash in lieu of such fractional shares.

The enclosed Proxy provides that each shareholder may specify that his or her shares be voted "FOR" the proposal for a 12-1 reverse stock split. At the Special Meeting, the shares represented by the Proxies will be voted in accordance with shareholder instructions, and, if no instructions are given, FOR the proposal.

------
Dissenters  Rights:
-------------------

The Colorado Business Corporation Act provides that shareholders may dissent and obtain payment of their shares in certain instances, including a reverse stock split that could result in the issuance of fractional shares. A copy of the statute setting forth such dissenters rights is attached to this Proxy as Exhibit A.


                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                    Douglas  A.  Larson,  President


February  25,    1998.

                                  PROXY CARD

                        ELDORADO ARTESIAN SPRINGS, INC.
                        -------------------------------

               SOLICITED BY THE BOARD OF DIRECTORS FOR A SPECIAL
               MEETING OF SHAREHOLDERS TO BE HELD MARCH __, 1998


The undersigned hereby constitutes, appoints and authorizes Douglas A. Larson or Kevin M. Sipple, and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $0.001 par value common stock of Eldorado Artesian Springs, Inc., a Colorado corporation, at a Special Meeting of Shareholders to be held at the offices of Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, CO 80302, at 10:00 a.m.
Mountain Time, on March __, 1998, and at any and all adjourn-ments thereof, for the following purposes:

     1. To vote upon a Proposal to amend the Company's Articles of Incorporation to reflect a one (1) for twelve (12) reverse stock split.


  FOR

  AGAINST

  ABSTAIN

     2. To transact such other business as may properly come before the meeting, or any adjournment thereof.


  FOR

  AGAINST

  ABSTAIN

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished herewith.

                              Dated:    ____________,  1998

                               ------------------------------
                               Signature(s) of  Shareholder(s)


Signature(s)  should  agree  with  the  name(s)  shown  hereof.    Executors,
administrators,  trustees,  guardians  and  attorneys  should  indicate  when
signing.    Attorneys  should  submit  powers  of  attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELDORADO ARTESIAN SPRINGS, INC. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.